	MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2004-1

	Payment Number	5
	Beginning Date of Collection Period	01-Nov-04
	End Date of Collection Period	30-Nov-04
	Payment Date	20-Dec-04
	Previous Payment Date	22-Nov-04

	Funds Disbursement
	Collected Funds	42,418,475.29
	Available Payment Amount	42,069,114.39
	Principal Collections	36,123,423.51
	Net Interest Collections	5,945,690.88
	Principal recoveries	0.00
	Servicing fee	349,360.90
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	42,418,475.29
	Interest Paid to Notes	1,397,625.93
	Principal Paid to Notes	40,671,488.46
	Ownership Interest - pursuant to Section 5.01 (a) (xii)	0.00
	Servicing Fee	349,360.90

	Pool Balance
	Beginning Pool Balance	838,466,168.68
	Principal Collections (including repurchases)	36,123,423.51
	Additional Principal Reduction Amount	49,871.84
	Ending Pool Balance	802,292,873.33

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	9.01%
	Loss rate (net of principal recoveries; % of beginning balance)	0.07%
	Net yield	8.94%
	Realized Losses	49,871.84
	Cumulative Realized Losses	57,230.64
	Cumulative Loss Percentage	0.01%
	Delinquent Loans:
	One payment principal balance of loans	9,825,631.81
	One payment number of loans	107
	Two payments principal balance of loans	2,121,688.69
	Two payments number of loans	25
	Three-payments plus principal balance of loans	3,132,750.77
	Three-payments plus number of loans	31
	Two Payment-Plus Delinquency Percentage (for related Collection Period)
	Two Payment-Plus Rolling Average (for such Payment Date)	0.40%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02
	Number of loans purchased or susbstituted pursuant to Section 2.04
	Principal balance of loans purchased or susbstituted pursuant to Section 2.04
	Number of loans purchased or susbstituted pursuant to Section 3.01
	Principal balance of loans purchased or susbstituted pursuant to Section 3.01
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	8,151
	Number outstanding end of period	7,829
	Principal balance of all REO as of the end of the Collection Period
	Number of loans that went into REO during the Collection Period
	Principal balance of loans that went into REO during the Collection Period

	Overcollateralization
	Begin OC Amount	126,494,857.91
	OC Release Amount	0.00
	Extra Principal Payment	4,498,193.11
	Class A Extra Principal Payment Amount Paid	3,601,080.11
	Class M Extra Principal Payment Amount Paid	897,113.00
	End OC Amount	130,993,051.02

	Target OC Amount	167,648,524.20
	Interim OC Amount	126,494,857.91
	Interim OC Deficiency	41,153,666.29

	Monthly Excess Cashflow	4,498,193.11
	Principal Payment Amount	36,123,423.51
	Class A Principal Payment Amount	28,919,021.19
	Class M Principal Payment Amount	7,204,402.32
	Principal Collections	36,123,423.51
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount

	Interest Calculations
	1 month LIBOR	2.14000%
	Class A Formula Rate (1-mo. Libor plus 35 bps)	2.49000%
	Class A Note Rate	2.49000%
	Class M Formula Rate (1-mo. Libor plus 52 bps)	2.66000%
	Class M Note Rate	2.66000%
	Available Funds Cap	9.43039%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	47.910296
	2. Principal Payment per $1,000	46.339294
	3. Interest Payment per $1,000	1.571002

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	2.49000%
	2. Days in Accrual Period	28

	3. Class A Interest Due	1,103,855.07
	4. Class A Interest Paid	1,103,855.07
	5. Class A Interest Carry Forward Amount Paid	-
	6. Class A Supplemental Interest Amount Paid	0.00

	7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	569,976,802.37
	2. Class A Principal Due	32,560,026.77
	3. Class A Principal Paid	32,560,026.77
	5. Class A Principal Carry Forward Amount Paid	0.00
	6. Class A unpaid Principal Carry Forward Amount	0.00
	7. Class A Note Principal Amount, EOP	537,416,775.60

	8. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP
	9. Class A Note Principal Amount as a % of the Pool Balance, EOP

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	48.017553
	2. Principal Payment per $1,000	46.339294
	3. Interest Payment per $1,000	1.678259

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	2.66000%
	2. Days in Accrual Period	28

	3. Class M Interest Due	293,770.86
	4. Class M Interest Paid	293,770.86
	5. Class M Interest Carry Forward Amount Paid	-
	6. Class M Supplemental Interest Amount Paid	-

	7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	141,994,508.40
	2. Class M Principal Due	8,111,461.69
	3. Class M Principal Paid	8,111,461.69
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Note Principal Amount, EOP	133,883,046.71

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP

	HSBC FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2004-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of July 22, 2004 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, U.S. Bank National
Association, as Indenture Trustee, HSBC Bank USA, National Association, as Administrator,
and Household Home Equity Loan Trust 2004-1, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the Master
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on December 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as my be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of December, 2004.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ Dennis Mickey
Title: Servicing Officer